RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

(Ticker Symbols RNCOX & RNCIX)

September 26, 2019

SUPPLEMENT TO PROSPECTUS DATED

January 28, 2019

The RiverNorth Core Opportunity Fund to Alter Dividend Payment Schedule

On September 24, 2019 the Board of Trustees (the "Board") of RiverNorth Funds approved a change to the dividend payment schedule for the RiverNorth Core Opportunity Fund (the “Fund”). Starting in October 2019, the Fund will make dividend distributions on a monthly, rather than quarterly, basis.

Therefore, as of September 26, 2019, all references to quarterly dividend payments, including those in the prospectus section entitled "Dividends, Distribution and Taxes", under the sub-heading Dividends and Distributions are amended accordingly.

The new monthly record, ex-dividend and dividend payable dates for the Fund are posted on the Fund’s website at https://www.rivernorth.com/mutual-funds/rncix-rncox.

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.